UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23579

FLAT ROCK CORE INCOME FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

(202) 331-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)

Table of Contents

Shareholder Letter	1
Portfolio Update	4
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	17
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	37
Approval of Investment Advisory Agreement	38
Additional Information	40
Trustees & Officers	44

Flat Rock Core Income Fund	Shareholder Letter

December 31, 2020 (Unaudited)

March 1, 2021

Fellow Core Income Fund Shareholders,

In March of 2020 Flat Rock Capital, the predecessor to the Flat Rock Core Income Fund, experienced only its second down month since its inception in June of 2017. Since that monthly decline of 4.4%, the Fund rebounded to end the year up 10.03%. The Fund outperformed its competing indices on a total return and Sharpe Ratio basis.

Fund Performance (Net)

	2020 Full Year	2019 Full Year	Annualized Return Since Inception on 7/2/2017	Standard Deviation Since Inception on 7/2/2017	Sharpe Ratio
Flat Rock Core Income Fund	10.03%	7.13%	7.23%	3.43%	1.84
Barclays US Aggregate Bond Index	7.51%	8.72%	4.93%	3.57%	1.00
S&P/LSTA Leveraged Loan Index	3.12%	8.64%	4.06%	4.41%	0.60
S&P BDC Index	-8.85%	28.16%	1.38%	29.65%	-0.01
Bloomberg Barclays US Corporate HY	7.11%	14.32%	6.05%	6.08%	0.76

The performance data quoted here through November 20, 2020, represents past performance of Flat Rock Capital Corp., a private business development company that was reorganized into the Fund, effective November 23, 2020. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

We believe several foundational principles drove Core Income Fund’s performance since inception and through the recent recession. First, invest in first lien debt. We do not do higher risk second lien or mezzanine debt. Since inception this first lien portfolio has had no payment defaults. Secondly, have a significant equity cushion on our first lien debt. Today, the average loan to value of the portfolio is less than 50%. As a result of this loan to value discipline, the Fund has no exposure to energy or energy-related sectors and exposure to only a few very specialized retailers, which performed well through the pandemic. Finally, maintain a capacity constrained strategy that allows the Fund to say “no” a lot. This allows the Core Income Fund to be more selective; we believe “investing millions, not billions” is one of our key differentiators. As a result of this investment discipline the Core Income Fund outperformed the Barclay’s Aggregate Bond Index by 2.27% since inception and did this with lower volatility.

We are excited that, effective November 23, 2020, we converted Flat Rock Capital, structured as a private BDC, into Flat Rock Core Income Fund, structured as an interval fund. You can now track our daily performance with the ticker CORFX. You can now invest in CORFX without a subscription agreement, and the Fund offers minimum share repurchases of 5% per quarter. Keep in mind that the Fund is exclusively available to independent RIA’s, family offices and institutional investors.

Annual Report | December 31, 2020	1

Flat Rock Core Income Fund	Shareholder Letter

December 31, 2020 (Unaudited)

In January of 2021, we appointed Ryan Ripp as CFO of the Fund, replacing Rich Petrocelli. After earning an undergraduate degree from the University of Notre Dame, Ryan began his career working as an investment banking analyst in structured credit, and subsequently worked as an equity analyst at Citi and Barclays. Ryan went on to earn an MBA from Columbia University and later worked at McKinsey & Company and Boston Consulting Group. We are excited to have Ryan join and wish Rich well in his future endeavors.

At January 11, 2021, the Fund paid a 6.74% distribution rate, covered by our net investment income. We believe the Fund is attractively positioned to benefit from what we expect to be a slow and perhaps uneven recovery. As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. LIBOR is London Interbank Offering Rate. Sharpe Ratio measures the performance of an investment (e.g., a security or portfolio) compared to a risk-free asset, after adjusting for its risk. The S&P 500 Index or the Standard & Poor's 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P BDC Index is designed to track leading business development companies that trade on major U.S. exchanges. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/core-income-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. There is no secondary market for the Fund's shares, and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. The shares of the Fund are not redeemable. Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund's repurchase policy, the Fund will not be required to repurchase shares at a shareholder's option nor will shares be exchangeable for units, interests or shares of any security. The Fund is not required to extend, and shareholders should not expect the Fund's Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares. Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. The amounts and timing of distributions that the Fund may pay, if any, is uncertain. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of shares, even if such shares are sold at a loss relative to the shareholder's original investment. Shares are speculative and involve a high degree of risk, including the risk associated with below-investment grade securities and leverage.

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Flat Rock Core Income Fund	Shareholder Letter

December 31, 2020 (Unaudited)

ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of our shares on a best efforts' basis, subject to various conditions.

Annual Report | December 31, 2020	3

Flat Rock Core Income Fund	Portfolio Update

December 31, 2020 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund's ("the Fund") investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio's total return.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, the Fund returned 10.03%. During that same period, the S&P BDC Total Return Index returned -8.86% and the S&P 500 Index returned 18.40%.

PERFORMANCE as of December 31, 2020

	1 Month	6 Month(1)	1 Year(1)	3 Year(1)	Since Inception(1)
Flat Rock Core Income Fund(2)	0.39%	7.86%	10.03%	23.96%	28.44%
S&P 500 Total Return Index(3)	3.84%	22.16%	18.40%	14.18%	15.26%
Bloomberg Barclays US Aggregate Bond Index(4)	0.14%	1.29%	7.51%	5.34%	4.92%
S&P BDC Total Return Index(5)	1.88%	23.54%	-8.86%	2.80%	1.20%

(1)	The Fund commenced operations on May 3, 2017. Operations for the period prior to November 23, 2020 are for Flat Rock Capital Corp. (see Note 12 in the Notes to Consolidated Financial Statements for further information).
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The Standard & Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.
(4)	The Bloomberg Barclays US Aggregate Bond Index is a broad-base, market capitalization- weighted bond market index representing intermediate term investment grade bonds traded in the United States.
(5)	The S&P BDC Total Return Index is designed to track leading business development companies ("BDCs") that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

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Flat Rock Core Income Fund	Portfolio Update

December 31, 2020 (Unaudited)

Flat Rock Core Income Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2020^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2020

% of Total Investments**
Diversified Risk Holdings	14.86%
Potpourri Group, Inc.	7.75%
BCP GREAT LAKES FUND LP	6.51%
TRIDENT TECHNOLOGIES, LLC	5.09%
ThreeBridge Acquisition	4.91%
ALM MEDIA, LLC	4.86%
Spencer Gifts LLC	4.71%
Mills Fleet Farms	4.63%
Churchill Middle Market CLO IV, Ltd. Class E2	4.18%
Inszone Insurance Services	4.05%
61.55%

*	Holdings are subject to change and exclude cash equivalents and government securities.
**	Percentages are based on the fair value of total investments of the Fund.

Annual Report | December 31, 2020	5

Flat Rock Core Income Fund	Portfolio Update

December 31, 2020 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on May 3, 2017 (commencement of operations) and tracking its progress through December 31, 2020. Operations for the period prior to November 22, 2020 are for Flat Rock Capital Corp. (see Note 12 in the Notes to Consolidated Financial Statements for further information).

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Flat Rock Core Income Fund	Consolidated Schedule of Investments

December 31, 2020

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 114.18%(a)
AIS HoldCo, LLC(b)(c)(d)	3M US L + 5.00%	08/15/2025	$3,775,000	$3,775,000
ALM Media, LLC(b)(c)(d)	3M US L + 6.50%	11/25/2024	4,748,724	4,653,750
Broder Bros Co.(b)(c)(d)	1M US L + 8.50%	12/02/2022	1,839,273	1,747,309
Coastal Construction Products(b)(c)(d)	2M US L + 5.13%	09/04/2024	3,025,150	3,025,150
Diversified Risk Holdings(b)(c)	3M US L + 8.00%	11/28/2023	14,089,904	14,230,803
Hill International, Inc.(b)(c)(d)	3M US L + 5.75%	06/21/2023	1,447,491	1,443,872
Inszone Insurance Services(b)(c)(d)	3M US L + 6.75%	07/03/2027	3,979,492	3,880,005
Isagenix International, LLC(b)(c)(d)	3M US L + 5.75%	06/14/2025	2,600,357	1,430,196
MAG Aerospace(b)(c)(d)	3M US L + 5.50%	04/01/2027	1,994,774	1,908,338
Mills Fleet Farms(b)(c)(d)	3M US L + 6.50%	10/24/2024	4,624,999	4,436,956
North Pole US LLC(b)(c)	3M US L + 7.00%	04/10/2025	1,850,000	1,712,360
Potpourri Group, Inc.(b)(c)(d)	1M US L + 8.25%	07/03/2024	7,491,707	7,425,832
Specialist Resources Global Delayed Draw(b)(c)(e)	6.00%(f)	09/23/2025	1,666,667	1,670,049
Specialist Resources Global, Inc.(b)(c)(d)	1M US L + 6.00%	09/23/2025	3,300,000	3,306,696
Spencer Gifts LLC(b)(c)(d)	1M US L + 5.00%	06/19/2026	4,656,858	4,506,907
Three Bridge Acquisition Delayed Draw Loan(b)(c)	13.00%(f)	12/04/2022	277,916	277,916
Three Bridge Acquisition Term Loan(b)(c)(d)	13.00%(f)	12/04/2022	4,701,315	4,701,315
Trident Technologies, LLC(b)(c)(d)	3M US L + 6.00%	12/19/2025	4,950,000	4,875,750
TOTAL FIRST LIEN SENIOR SECURED DEBT				$69,008,204
(Cost $70,168,506)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments

December 31, 2020

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY- 3.31%
BlackRock Elbert CLO V, Ltd., Subordinated Notes(b)(c)(g)	16.16%(f)	12/15/2031	$2,000,000	$2,000,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$2,000,000
(Cost $2,000,000)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 13.24%
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)(c)	3M US L + 9.27%	01/23/2032	4,000,000	3,999,971
Diamond CLO 2019-1, LLC, Class E(a)(b)(c)(h)	3M US L + 8.05%	04/25/2029	1,500,000	1,484,316
THL Credit Lake Shore MM CLO I, Ltd., Class E(a)(b)(c)(h)	3M US L + 8.50%	04/15/2030	800,000	796,737
THL Credit Lake Shore MM CLO II, Ltd., Class E(a)(b)(c)(h)	3M US L + 8.80%	10/17/2031	1,725,000	1,720,228

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$8,001,252
(Cost $7,343,158)

	Shares	Value
PRIVATE FUND INVESTMENTS - 10.32%
BCP Great Lakes Fund LP(e)	6,260,814	$6,234,518

TOTAL PRIVATE FUND INVESTMENTS
(Cost $6,260,814)		$6,234,518

		Shares	Value
SHORT TERM INVESTMENTS - 17.43%
Money Market Fund - 0.88%
First American Government Obligations Fund	(7 Day Yield 0.04%)	534,052	$534,052

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Schedule of Investments

December 31, 2020

			Shares	Value
U.S. Treasury Bills - 16.55%
United States Treasury Bill(i)	0.00%	01/05/2021	$10,000,000	$10,000,001

TOTAL SHORT TERM INVESTMENTS
(Cost $10,534,048)				$10,534,053

TOTAL INVESTMENTS - 158.48%
(Cost $96,306,526)				$95,778,027
LIABILITIES IN EXCESS OF OTHER ASSETS - (58.48)%				(35,342,396)
NET ASSETS - 100.00%				$60,435,631

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(b)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	All or a portion of the security has been pledged as collateral in connection with the credit facility. At December 31, 2020, the value of securities pledged amounted to $69,008,204, which represents approximately 114.18% of net assets.
(e)	A portion of this position was not funded as of December 31, 2020. The Consolidated Schedule of Investments records only the funded portion of each position. See note 11 in the Notes to Consolidated Financial Statements for further information.
(f)	Estimated yield.
(g)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $2,000,000, which represents 3.31% of net assets as of December 31, 2020.
(h)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,001,281, which represents 6.62% of net assets as of December 31, 2020.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	9

Flat Rock Core Income Fund	Consolidated Schedule of Investments

December 31, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

2M US L - 2 Month LIBOR as of December 31, 2020 was 0.19%

3M US L - 3 Month LIBOR as of December 31, 2020 was 0.24%

1M US L - 1 Month LIBOR as of December 31, 2020 was 0.14%

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments, at fair value (Cost: $96,306,526)	$95,778,027
Interest receivable	970,026
Receivable for fund shares sold	115,000
Dividends receivable	15,108
Total Assets	96,878,161

LIABILITIES:
Unfunded loan commitments	800,000
Credit Facility, net (see Note 9)	25,675,791
Accrued interest expense	68,371
Payable to custodian due to overdraft	3,114,441
Payable for fund investment purchased	6,000,000
Incentive fee payable	142,007
Management fee payable	399,121
Payable for fund accounting and administration fees	101,371
Payable for custodian fees	8,147
Payable for audit and tax service fees	76,000
Payable to transfer agent	6,969
Payable to trustees and officers	6
Other accrued expenses	50,306
Total Liabilities	36,442,530
Net Assets	$60,435,631

NET ASSETS CONSIST OF:
Paid-in capital	$59,344,707
Total distributable earnings	1,090,924
Net Assets	$60,435,631

PRICING OF SHARES:
Net Assets	$60,435,631
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	2,979,307
Net Asset Value Per Share and Offering Price Per Share	$20.29

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	11

Flat Rock Core Income Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2020(a)

INVESTMENT INCOME:
Interest income	$7,594,638
Dividend income	272,988
Distributions from private investment companies	515,718
Other income	63,835
Total Investment Income	8,447,179

EXPENSES:
Management fees	1,373,444
Incentive fees	850,646
Interest on credit facility	1,139,862
Accounting and administration fees	353,318
Audit and tax service fees	309,296
Legal fees	158,944
Transfer agent fees and expenses	94,197
Printing expenses	45,774
Loan commitment fees	43,251
Insurance expenses	15,587
Custodian expenses	4,844
Registration expenses	3,378
Excise tax expenses	1,985
Trustee expenses	6
Miscellaneous expenses	200,102
Total fees and expenses before waiver/reimbursement	4,594,634
Less fees and expenses waived/reimbursed by investment adviser:	(215,620)
Net Expenses	4,379,014
Net Investment Income	4,068,165

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	1,668,598
Translation of assets and liabilities denominated in foreign currencies	139
Net change in unrealized appreciation/depreciation on:
Investments	(219,620)
Translation of assets and liabilities denominated in foreign currencies	8,288
Net Realized and Unrealized Gain on Investments	1,457,405
Net Increase in Net Assets Resulting from Operations	$5,525,570

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2020(a)

(a)	The consolidated operations for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financial Statements for further information).

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	13

Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,068,165	$3,219,153
Net realized gain/(loss)	1,668,737	(59,546)
Net change in unrealized appreciation/depreciation	(211,332)	10,041
Net increase in net assets resulting from operations	5,525,570	3,169,648

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(3,944,261)	(3,147,725)
Decrease in net assets from distributions to shareholders	(3,944,261)	(3,147,725)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,465,118	20,210,850
Reinvestment of distributions	762,158	398,064
Cost of shares repurchased	(2,342,824)	(1,516,074)
Net increase in net assets from capital share transactions	2,884,452	19,092,840

Net Increase in Net Assets	4,465,761	19,114,763

NET ASSETS:
Beginning of period	55,969,870	36,855,107
End of period	$60,435,631	$55,969,870

OTHER INFORMATION:
Share Transactions:
Shares sold	225,287	1,021,942
Shares issued in reinvestment of distributions	38,568	20,135
Shares repurchased	(117,388)	(76,657)
Net increase in shares outstanding	146,467	965,420

(a)	The consolidated operations for the year ended December 31, 2019 and for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financial Statements for further information).

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2020(a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,525,570
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,847,796)
Proceeds from sale of investment securities	25,866,708
Purchase of short-term investment securities	8,448,048
Amortization of premium and accretion of discount on investments, net	(253,181)
Net realized (gain) on:
Investments	(1,668,598)
Net change in unrealized appreciation/depreciation on:
Investments	219,620
(Increase)/Decrease in assets:
Due from Adviser, net	196,728
Interest receivable	(704,712)
Dividends receivable	49,416
Receivable for paydowns on investments	81,410
Prepaid expenses and other assets	75,000
Increase/(Decrease) in liabilities:
Accrued interest expense	68,371
Incentive fee payable	(13,484)
Management fee payable	30,669
Payable for fund accounting and administration fees	101,371
Payable for custodian fees	8,147
Payable for audit and tax service fees	76,000
Payable to transfer agent	6,969
Payable to trustees and officers	6
Other accrued expenses	(34,571)
Net cash used in operating activities	(1,768,309)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payable to custodian due to overdraft	3,114,441
Proceeds from shares sold	4,350,118
Cost of shares repurchased	(2,342,824)
Borrowings on credit facility	22,747,223
Payments on credit facility	(26,867,667)
Cash distributions paid	(2,639,717)
Net cash used in financing activities	(1,638,426)
Net decrease in cash	(3,406,735)
Cash, beginning of period	$3,406,735
Cash, end of period	$–

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	15

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2020(a)

Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$762,158

Cash paid for interest on credit facility during the period was:	$(68,371)

(a)	The consolidated operations for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financial Statements for further information).

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)	For the Period From May 3, 2017 (Commencement of Operations) to December 31, 2017(a)

Net asset value - beginning of period	$19.76	$19.74	$20.02	$20.00
Income from investment operations:
Net investment income(b)	1.41	1.37	1.15	0.69
Net realized and unrealized gain/(loss) on investments(b)	0.48	(0.01)	(0.13)	(0.13)
Total income from investment operations	1.89	1.36	1.02	0.56

Less distributions:
From net investment income	(0.81)	(1.34)	(1.30)	(0.34)
From net realized gain on investments	(0.55)	–	–	–
From tax return of capital	–	–	–	(0.20)
Total distributions	(1.36)	(1.34)	(1.30)	(0.54)
Net increase/(decrease) in net asset value	0.53	0.02	(0.28)	20.02
Net asset value - end of period	$20.29	$19.76	$19.74	$20.02

Total Return(c)	10.03%	7.13%	5.07%	2.80	%(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$60,436	$55,970	$36,855	$20,670
Ratios to Average Net Assets (including interest on credit facility)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	7.69%	7.39%	3.52%	1.18	%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.07%	8.83%	6.15%	11.95%
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.15%	6.85%	5.47%	5.06	%(f)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	17

Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)	For the Period From May 3, 2017 (Commencement of Operations) to December 31, 2017(a)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements	6.77%	5.41%	2.84%	(5.71%)

Ratios to Average Net Assets (excluding interest on credit facility)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.69%	4.47%	2.99%	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.07%	4.77%	2.99%	0.95	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.15%	10.31%	4.05%	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	8.77%	9.77%	6.00%	5.29	%(f)

Portfolio turnover rate	32%	85%	137%	156	%(d)

Credit Facility:

Aggregate principal amount, end of period (000s):	25,676	29,796	23,233	N/A
Asset coverage, end of period per $1,000:(g)	3,354	2,667	2,794	N/A

(a)	The consolidated operations for the period from May 3, 2017 (Commencement of Operations) to December 31, 2017, the years ended December 31, 2018 and December 31, 2019 and for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financials Statements for further information).
(b)	Based on average shares outstanding during the period.

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Interest expense relates to the Fund's credit facility (see Note 9) and includes amortization of debt issuance costs.
(f)	Annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the credit facility and accumulated unpaid interest on credit facility) from the Fund's total assets and dividing by the outstanding credit facility balance.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	19

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on August 18, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The operations reported in the accompanying consolidated financial statements and financial highlights for the periods from May 3, 2017 to November 22, 2020 are for Flat Rock Capital Corp., a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. Flat Rock Capital Corp. was an externally managed, non-diversified, closed-end investment company that elected to be regulated as a business development company (“BDC”) under the 1940 Act that elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On November 20, 2020, Flat Rock Capital Corp. transferred all of its assets to the Fund as part of a reorganization as described in Note 12.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

As of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the investment adviser.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund intends to invest directly in Senior Loans (either in the primary or secondary markets). Each Senior Loan held by the Fund will be fair valued by a third-party valuation firm engaged by the Fund each quarter. Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

Annual Report | December 31, 2020	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. At the end of the quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The Fund may invest in junior debt or equity tranches of CLOs. These investments will be valued based on the last reported bid prices supplied by an independent, third party pricing service engaged by the Fund. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Adviser, then such securities will be valued at fair value pursuant to procedures adopted by the Board.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of the Fund’s investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Company applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Company’s entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Board in valuing certain of the Fund’s investments. The Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Debt Issuance Costs: The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

Annual Report | December 31, 2020	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of December 31, 2020:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$69,008,204	$69,008,204
Collateralized Loan Obligations
Equity	–	–	2,000,000	2,000,000
Collateralized Loan Obligations
Debt	–	–	8,001,252	8,001,252
Short Term Investments
U.S. Treasury Bills	–	10,000,001	–	10,000,001
Money Market Fund	534,052	–	–	534,052
Total	$534,052	$10,000,001	$79,009,456	$89,543,509

*	The Fund held private fund investments with a fair value of $6,234,518, that in accordance with GAAP, are valued at net asset value as a "practical expedient" and are excluded from the fair value hierarchy as of December 31, 2020.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the years ended December 31, 2020:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Debt	Collateralized Loan Obligations Equity	Total
Fair value, beginning of Year	$71,474,067	$4,060,800	$–	$75,534,867
Purchase of investments	12,856,035	4,265,906	2,000,000	19,121,941
Proceeds from principal payments and sales of investments	(15,154,897)	(1,000,000)	–	(16,154,897)
Net change in unrealized gain (loss)	(499,805)	398,198	–	(101,607)
Net accretion of discounts on investments	332,804	276,348	–	609,152
Transfer into (out of) Level 3	–	–	–	–
Fair value, end of Year	$69,008,204	$8,001,252	$2,000,000	$79,009,456

Annual Report | December 31, 2020	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2020:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Range (Weighted Average)(b)
First Lien Senior Secured Debt	$1,908,338	Recent transaction	Transaction price	95.67
	$67,099,866	Market & income approach	EBITDA multiple	7.90x-24.70x (14.49x)
			Revenue multiple Discount rate	1.20x-5.90x (2.81x) 0.00%-60.00% (26.78%)
Collateralized Loan Obligations Equity	$2,000,000	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	$8,001,252	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction price	Increase	Decrease
EBITDA multiple	Increase	Decrease
Revenue multiple	Increase	Decrease
Discount rate	Decrease	Increase
Broker quotes	Increase	Decrease

(b)	Unobservable inputs were weighted by the relative fair value of the investments.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

Additionally as defined in the Advisory Agreement, the Fund pays the Adviser an incentive fee calculated each quarter as follows: no incentive fee will be payable in any quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.75% per quarter (or an annualized hurdle rate of 7.00%) on average Adjusted Capital, 100% of Pre-Incentive Fee Net Investment Income that exceeds the quarterly return or annualized hurdle rate but is less than or equal to 2.0586% of average Adjusted Capital in any quarter (also referred to as the "catch-up") will be payable to the Adviser, and 15% of the Fund's Pre-Incentive Fee Net Investment Income that exceeds 2.0586% of average Adjusted Capital in any quarter. The catch-up feature allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

Throughout the period, the Adviser has voluntarily agreed to waive all or a portion of its management fee and incentive fee (and to the extent necessary, bear other expenses of or make payments to the Fund) to limit net expenses throughout the period. During the year ended December 31, 2020, the Adviser waived and/or reimbursed $215,620 to the Fund. The waiver is not contractual and may be terminated at any time. Additionally, the waiver is permanent and cannot be recouped by the Adviser. The voluntary waiver increased Pre-Incentive Fee Net Investment Income, and as such, increased the incentive fee in the Statement of Operations, as well as increased the expenses waived by the Adviser.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services. Prior to November 20, 2020, Flat Rock Global, LLC was the administrator for Flat Rock Capital Corp. and U.S. Bank served as the Sub-Administrator and Accounting Agent.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of January, April, July, and October. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

Annual Report | December 31, 2020	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

During the year ended December 31, 2020, Flat Rock Capital Corp. completed two repurchase offers. In these offers, Flat Rock Capital Corp. offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 9, 2020	August 13, 2020
Repurchase Request Deadline	February 7, 2020	September 16, 2020
Repurchase Pricing Date	February 7, 2020	September 16, 2020
Amount Repurchased	$272,198	$2,070,626
Shares Repurchased	13,701	103,687

For the period November 23, 2020 through December 31, 2020, the Fund did not complete any repurchase offers.

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2020, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$25,824,668	$26,848,517

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2020, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$3,944,261	$–	$–	$–	$3,944,261

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2019, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$3,147,725	$–	$–	$–	$3,147,725

Components of Distributable Earnings on a Tax Basis

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification was related to non-deductible excise taxes paid. The reclassification was as follows:

Paid-in Capital	Total Distributable Earnings
$(1,985)	$1,985

At December 31, 2020, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
$1,955,872	$–	$(864,948)	$–	$1,090,924

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2020, with differences related to partnership investments and wash sales, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$676,135	$(1,541,083)	$(864,948)	$96,642,975

Capital loss carryovers used during the taxable year ended December 31, 2020 were $318,751.

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Annual Report | December 31, 2020	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as collateralized loan obligations (“CLOs”), business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Middle Market Risk. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

Annual Report | December 31, 2020	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

LIBOR Risk: Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

Global Markets Risk: The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China.

Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of the portfolio companies underlying the CLOs in which we invest, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our investments. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board has approved a multi-step valuation process each quarter. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

9. BORROWINGS

The Fund maintains a $35 million revolving line of credit, originally obtained by Flat Rock Capital Corp. through a special purpose wholly-owned subsidiary, FRC Funding I, LLC, who entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Alostar Capital Finance (“Alostar”), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was subsequently amended to add Cadence Bank, N.A. as the administrative agent following its merger with State Bank and Trust, and to add Hitachi Capital America Corp. to the Lenders.

Annual Report | December 31, 2020	33

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

As of December 31, 2020, the Fund had drawn down $26,004,935 from the Credit Facility and the maximum borrowing outstanding during the year was $34,451,535. The Fund incurred debt issuance costs of $329,144 and the balance on the Statement of Assets and Liabilities is presented net of these costs. The Fund is charged an interest rate of 2.88% above the daily LIBOR (London Interbank Offered Rate), which was 3.02% at December 31, 2020. The Fund is charged a fee on the average daily unused balance of the Credit Facility of between 0.50% and 1.00%. Pursuant to the terms of the Loan Agreement, the Borrowers granted to Cadence for the benefit of Cadence and Hitachi, Lenders, Alostar and its affiliates, a security interest and a lien in substantially all of FRC Funding’s assets.

The average annualized interest rate charged and the average outstanding loan payable for the year ended December 31, 2020 was as follows:

Average Interest Rate	3.23%
Average Outstanding Borrowings	$30,451,535

10. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the Shares as of such date.

11. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $1,839,186 of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of December 31, 2020. As of December 31, 2020, there were no capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s consolidated statement of assets and liabilities and are not reflected in the Fund’s consolidated statement of assets and liabilities.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

A summary of the composition of the unfunded commitments as of December 31, 2020 is shown in the table below:

	Expiration Date(1)	As of December 31, 2020
Specialist Resources Inc.	September 23, 2025	$800,000
BCP Great Lakes Fund	N/A	1,039,186
Total unfunded commitments		$1,839,186

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

12. FUND REORGANIZATION

On November 20, 2020 (the “Reorganization Date”), pursuant to the approval of an Agreement and Plan of Reorganization (the “Plan”) by and between Flat Rock Core Income Fund (the “Acquiring Fund”) and Flat Rock Capital Corp. (the “Acquired Fund”), the Acquired Fund transferred all of its assets to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

As of the Reorganization Date, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and received their respective shares. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

On the Reorganization Date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
250	$5,000	2,892,101	$58,947,907

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Portfolio Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
$86,074,311	$(708,344)

Immediately following the reorganization, the net assets of the Acquiring Fund was $58,952,907 and 2,892,351 shares were issued in the Acquiring Fund.

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Fund’s pro forma results of operations for the period January 1, 2020 to December 31, 2020, are as follows:

Net Investment Income	$4,068,165
Net Realized and Unrealized Gain on Investments	1,457,405
Net Increase in Net Assets Resulting from Operations	5,525,570

Annual Report | December 31, 2020	35

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2020

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On January 26, 2021, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers was as follow:

Repurchase Offer
Commencement Date	December 23, 2020
Repurchase Request Deadline	January 26, 2021
Repurchase Pricing Date	January 26, 2021
Amount Repurchased	$122,096
Shares Repurchased	6,012

Subsequent to December 31, 2020, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 11, 2021	January 8, 2021	January 25, 2021	$0.114
February 9, 2021	February 8, 2021	February 25, 2021	$0.114

Effective December 31, 2020, Richard Petrocelli resigned as the Fund's Chief Operating Officer, Chief Financial Officer, and Chief Compliance Officer. On January 6, 2021, at a meeting of the Board of Trustees of the Fund (the “Board”), the Board appointed Ryan Ripp to serve as Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer of the Fund, effective January 18, 2021. To facilitate the transition of responsibilities, Mr. Petrocelli served in a consulting capacity in January and February of 2021.

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Flat Rock Core Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Flat Rock Core Income Fund (the “Fund”, formerly known as Flat Rock Capital Corp), as of December 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year or period ended December 31, 2018 and prior, were audited by other auditors whose reports dated March 13, 2019 expressed an unqualified opinions on those financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, agent banks, and underlying fund managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2021

Annual Report | December 31, 2020	37

Flat Rock Core Income Fund	Approval of Investment Advisory Agreement

December 31, 2020 (Unaudited)

At a meeting of the Board of Trustees held on October 16, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)), considered and approved the Investment Advisory Agreement between Flat Rock Global, LLC (the “Adviser”) and the Fund.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board considered that the Adviser was established in 2016 and provides portfolio management services to registered investment companies and other pooled investment vehicles. The Board reviewed the qualifications of the key personnel servicing the Fund and expressed satisfaction with their depth of experience and industry connections. The Board agreed that the Adviser’s quality of personnel positioned the Adviser well to manage the Fund’s strategy. The Board considered that the Fund would be a continuation of the Predecessor Fund, which the Adviser had managed since inception. The Board discussed the Adviser’s robust diligence process for assessing the quality of senior secured loans, collateralized loan obligations, and BDCs in which the Fund may invest. The Board reviewed the Adviser’s practices for monitoring compliance with the Fund’s investment limitations, noting that each investment opportunity was reviewed to assess its impact on the portfolio. The Board considered the Adviser’s financial condition, noting that its assets have continued to increase since its inception. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board considered that the Fund had not yet commend operations but would continue the strategy of the Predecessor Fund, which would be reorganized into the Fund. As such, the Board reviewed the prior performance of the Predecessor Fund in order to assess the potential of the Adviser to provide reasonable returns for the Fund, acknowledging that the past performance of the Predecessor Fund was not necessarily indicative of the future performance of the Fund. The Board considered that the Predecessor Fund returned 6.75% on an annualized basis since its inception in July 2017, outperforming all of its benchmark indices. The Board further noted that for the year ended December 31, 2019, the Predecessor Fund underperformed its benchmark indices. The Board considered the Adviser’s statement that the Predecessor Fund’s benchmarks benefitted from correlation with the broader equity and loan markets, but that the Predecessor Fund was not designed to correlate with such broader markets. The Board noted that year-to-date as of September 30, 2020, the Predecessor Fund outperformed all of its benchmarks except for the Barclays US Aggregate Bond Index, which it slightly underperformed. The Board discussed the consistent and steady performance of the Predecessor Fund, and its low overall volatility. The Board concluded that the Adviser had potential to continue providing reasonable returns for the Fund after the Reorganization.

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Flat Rock Core Income Fund	Approval of Investment Advisory Agreement

December 31, 2020 (Unaudited)

Fees and Expenses. The Board discussed the Adviser’s proposed management fee of 1.375% and the estimated expense ratio of 7.4% for the Fund. The Board considered that the fees and expenses proposed for the Fund were below the average fees and expenses of the Fund’s peer group. Further, the Board noted that the management fee would be the same as what the predecessor fund paid. The Board then reviewed the income incentive fees proposed under the Advisory Agreement, noting that they appeared reasonable given the skill and expertise required to manage the Fund. The Board further noted that the Adviser had voluntarily waived certain fees and reimbursed expenses of the Predecessor Fund, and the Adviser anticipated a continuation of its voluntary waivers on a limited basis for the next twelve months. After further discussion, the Board concluded that the fees to be paid to the Adviser were not unreasonable.

Economies of Scale. The Board considered the size of the Fund after taking on the assets of the Predecessor Fund and concluded that economies of scale and opportunities for breakpoints were not present at this time. The Board noted that the Fund would benefit from economies of scale as it continued to grow and agreed to revisit the topic at a later date.

Profitability. The Board considered that the Adviser did not expect to derive any significant profits from managing the Fund during the first two years of the Fund’s operations after the Reorganization. The Board determined that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its future shareholders.

Annual Report | December 31, 2020	39

Flat Rock Core Income Fund	Additional Information

December 31, 2020 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-212-596-3413, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND
DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

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Flat Rock Core Income Fund	Additional Information

December 31, 2020 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS? Call (212) 596-3413

Annual Report | December 31, 2020	41

Flat Rock Core Income Fund	Additional Information

December 31, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund
WHAT WE DO
How does Flat Rock Core Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock Core Income Fund collect my personal information?	We collect your personal information, for example, when you
	•	Open an account
	•	Provide account information
	•	Give us your contact information
	•	Make deposits or withdrawals from your account
	•	Make a wire transfer
	•	Tell us where to send the money
	•	Tells us who receives the money
	•	Show your government-issued ID
	•	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	•	Affiliates from using your information to market to you
	•	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

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Flat Rock Core Income Fund	Additional Information

December 31, 2020 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	Flat Rock Core Income Fund doesn’t jointly market.

Annual Report | December 31, 2020	43

Flat Rock Core Income Fund	Trustees & Officers

December 31, 2020 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Core Income Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019. The Fund's statement of additional information includes additional information about the Fund's Trustees and officers and is available without charge, upon request, by calling (212) 596-3413 or by visiting www.flatrockglobal.com.

TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert K. Grunewald (1962)*	Interested Trustee, President and Chief Executive Officer	Since October 2020	President and Chief Executive Officer of Flat Rock Capital Corp. (from 2017 to November 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund since 2018; Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 – 2015).	2	Flat Rock Opportunity Fund
Marshall H. Durston (1959)	Independent Trustee	Since October 2020	Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (Since 2010).	2	Flat Rock Opportunity Fund
R. Scott Coolidge (1955)	Independent Trustee	Since October 2020	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 – 2015).	2	Flat Rock Opportunity Fund

*	Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.
(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund and Flat Rock Opportunity Fund.

44	www.flatrockglobal.com

Flat Rock Core Income Fund	Trustees & Officers

December 31, 2020 (Unaudited)

TRUSTEES (CONTINUED)

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Paul E. Finnen (1958)	Independent Trustee	Since October 2020	Owner, Paul E. Finnen & Associates, a Real Estate Appraisal company (Since 1985).	1	None.

(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund and Flat Rock Opportunity Fund.

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer and Chief Compliance Officer	Since January 2021	Chief Financial and Chief Compliance Officer, Flat Rock Global and Flat Rock Opportunity Fund (2021 – present), Consultant, Corporate Finance Practice, BCG (2020 – 2021), Consultant, Corporate Finance Practice, McKinsey (2018 – 2020), MBA student, Columbia Business School (2016 – 2018), Equity Research Analyst, Citi (2014 – 2016), Equity Research Analyst, Barclays (2012 – 2016).

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Annual Report | December 31, 2020	45

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Core Income Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers to the provisions of the code of ethics were granted. The Registrant's code of ethics, as adopted on October 16, 2020, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $74,500.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0.

(c)	Tax Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500. Tax fees for the year ended December 31, 2020 were for services related to dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2020 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Core Income Fund

Proxy Voting Policies and Procedures

Flat Rock Core Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, New York 10019.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of March 1, 2021 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since November 2020[1]	President and CEO, Flat Rock Opportunity Fund; President and CEO, Flat Rock Capital Corp.; CEO, Flat Rock Global; President and CIO, Business Development Corp. of America
Shiloh Bates	Portfolio Manager	Since January 2021	Managing Director, Flat Rock Global; Chief Investment Officer, Flat Rock Opportunity Fund; Managing Director, Business Development Corporation of America and Benefit Street Partners.

[1]	Mr. Grunewald served as the portfolio manager of Flat Rock Capital Corp., the predecessor fund to Flat Rock Core Income Fund, since its inception in 2017.

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of March 1, 2021:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	1	$115.8M	0	$0
	Other Pooled Investment Vehicles	1	$1.45M	1	$1.45M
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	1	$115.8M	0	$0
	Other Pooled Investment Vehicles	1	$1.45M	1	$1.45M
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Opportunity Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3) Portfolio Manager compensation as of March 1, 2021:

Mr. Grunewald and Mr. Bates earn a fixed salary, in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of March 1, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000
(2)	Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).
(3)	The dollar range of equity beneficially owned is based on the initial offering price of $20.00 per share.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the most recent fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2021

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 8, 2021